Exhibit 10.106

                               TIFFANY AND COMPANY
                              AMENDED AND RESTATED
                             EXECUTIVE DEFERRAL PLAN


WHEREAS, effective October 1, 1989, Tiffany and Company, a New York corporation, established an unfunded executive deferral plan for the benefit of a select group of management or highly compensated employees;

WHEREAS, effective October 1, 1998, Tiffany and Company amended such plan to permit additional executives and the directors of its parent corporation, Tiffany & Co., a Delaware corporation, to participate and to provide certain additional alternatives with respect to compensation deferred in accordance with such plan;

WHEREAS, effective January 1, 2003, Tiffany and Company and its parent corporation further amended such plan to (i) eliminate Education Accounts, (ii) provide for the establishment of an unlimited number of Fixed Period Benefit subaccounts for pre-Retirement distributions, (iii) permit elections for deferral of Bonus Compensation to be made during the Plan Year that immediately proceeds the Plan Year in which such Bonus Compensation would otherwise be paid but limit deferral of Bonus Compensation to 90% of Bonus Compensation, (iv) allow the Administrator to make hardship distributions in circumstances that may or may not result from a Disability, (v) allow Participants to make daily changes in the Investment Funds used to value their respective Deferred Benefit Accounts, (vi) vary the Investment Funds available for such purposes and (vii) extend the Enrollment Period to the months of November and December each year.

WHEREAS, effective November 1, 2005, Tiffany and Company and its parent corporation further amended such plan to (i) permit executives of Iridesse, Inc. to participate, (ii) bring the plan into compliance with Section 409A of the Code as follows: (a) by requiring a recently Eligible Employee who wishes to participate in the year he becomes eligible to make a written election to become a Participant within thirty (30) days of his becoming eligible; (b) by requiring that Participants who wish to defer Bonus Compensation elect to do so no later than six months before the end of the fiscal year to which such Bonus Compensation relates; (c) by requiring that elections to change the time and form of a distribution (i) be made at least twelve months in advance, and (ii) not defer distribution for a period of less than five years from the date such distribution would otherwise have been made; (d) requiring that Specified



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As Adopted by the Board of Directors July 15, 2009

Employees not receive certain distributions resulting from a Termination of Service earlier than six months after the date of the Termination of Service;
(e) providing that, in the event of plan termination, the Employer shall pay a benefit to the Participant or his beneficiary as otherwise required under the plan; and (f) decreasing the minimum Retirement Account balance eligible for distribution on an installment basis; and (iii) make other miscellaneous modifications.

WHEREAS, effective January 1, 2006, Tiffany and Company and its parent corporation further amended such plan to change the Enrollment Period to the months of January through June each year, and to update such plan to reflect current operational practices.

WHEREAS, effective December 31, 2008, Tiffany and Company further amended such plan to change the definition of Termination of Service to ensure compliance with Section 409A of the Code.

WHEREAS, effective August 1, 2009, Tiffany and Company and its parent corporation further amended such plan to permit redirection of past contributions amongst Retirement Accounts.

WHEREAS, the purpose of the plan is to provide selected executives and directors an opportunity to defer a portion of their compensation in a manner best suited to each participant's individual needs.

NOW, THEREFORE, to carry the above intentions into effect, Tiffany and Company does enter into this Amended and Restated Plan effective November 1, 2005.

As Adopted by the Board of Directors July 15, 2009

                         This Plan shall be known as the

                               TIFFANY AND COMPANY

                             EXECUTIVE DEFERRAL PLAN






























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




                                    ARTICLE I
                                   DEFINITIONS

"Administrator" means the individual appointed to administer the Plan pursuant to Article VII.

"Base Compensation" means a Participant's salary and wages, including Executive Deferral Contributions made hereunder and any pretax elective deferrals to any Employer sponsored retirement savings plan or cafeteria plan, qualified pursuant to Section 401(k) or Section 125 of the Code, but excluding bonuses and overtime, all other Employer contributions to benefit plans, remuneration attributable to Employer sponsored stock option plans and all other forms of remuneration or reimbursement.

"Beneficiary" means the person, persons, trust or other entity, designated by written revocable designation filed with the Administrator by the Participant to receive payments in the event of the Participant's death. If a designated Beneficiary does not survive the Participant or if no Beneficiary is designated as provided above, the Beneficiary shall be the legal representative of the Participant's estate. If a designated Beneficiary survives the Participant but dies before payment in full of benefits under this Plan has been made, the legal representative of such Beneficiary's estate shall become the Beneficiary. References to a Participant in this Plan in connection with payments hereunder shall also refer to such Participant's Beneficiary unless the context clearly requires otherwise.

"Benefit Distribution Date" means a future date (or dates) selected by a Participant during the applicable Enrollment Period within guidelines established by the Administrator, as adjusted as permitted in this Plan, on which the Participant shall be entitled to a benefit pursuant to this Plan equal to all or a designated portion of the balance of his Fixed Period Benefit Account.

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"Bonus Compensation" means cash compensation paid to a Participant, excluding
Base Compensation, under the Employer's bonus program or programs (including, but not limited to cash Incentive Awards under Section 8 of Parent's 1998 Employee Incentive Plan or Section 8 of Parent's 2005 Incentive Plan), as such may exist and be modified from time to time, and payable to a Participant following the conclusion of the Employer's fiscal year in respect of service performed at any time during such fiscal year.

"Committee" means the Board of Directors of Tiffany, which shall have authority over this Plan.

"Compensation" means Base Compensation, Bonus Compensation and Directors Compensation in the aggregate.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Deferral Agreement" means a written or electronic agreement between a Participant and the Employer, whereby a Participant agrees to defer a portion of his Compensation and the Employer agrees to provide benefits pursuant to the provisions of this Plan.

"Deferred Benefit Accounts" mean Retirement Accounts and Scheduled In-Service Withdrawal Accounts.

"Determination Date" shall mean the last business day of every month, for each Participant, his date of death, Retirement, or other termination of services with Employer and, with respect to Independent Directors only, termination of service as a Director.

"Director" means a member of Parent's Board of Directors.

"Directors Compensation" means a Director's annual retainer and any incremental annual retainer paid or payable by Parent to Director for service as a Director, including any per-meeting-attended compensation,

As Adopted by the Board of Directors July 15, 2009
but  excluding   Parent's   contributions  to  benefit  and  retirement   plans,
remuneration attributable to Parent-sponsored stock option plans and all other forms of remuneration or reimbursement.

"Disability" means a condition such that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of Participant's Employer.

"Education Account" means a Deferred Benefit Account established pursuant to
Section 4.1.

"Effective Date" means October 1, 1989.

"Eligible Student" means an individual who is a relative of a Participant and who is younger than the age of 14 when a subaccount is initially established, pursuant to Section 4.7.

"Eligible Employees" means Directors, all officers of the Employer, "director"-level employees of Employer, and such other management and other highly compensated employees of the Employer as identified and approved by the Committee.

"Employer" means Tiffany, Parent, and Irridesse, or any other business entity which adopts this Plan with consent of the Board of Directors of Parent.

"Enrollment Period" means, with respect to any Plan Year, the months of January through June in the year preceding such Plan Year. The Enrollment Period may be extended through July in the year preceding such Plan Year, upon an Eligible Employee's request and

As Adopted by the Board of Directors July 15, 2009 at the Administrator's discretion. With respect to a person who becomes an Eligible Employee during the course of a Plan Year, in respect of such Plan Year the Enrollment Period means the thirty day period following the date he becomes an Eligible Employee.

"Executive Deferral Contribution" means the Plan contribution described in
Section 3.2.

"Fixed Period Benefit Account" means a Deferred Benefit Account established pursuant to Section 4.1(C).

"Independent Director" means a Director who is not an employee of Employer at the time Participation in this Plan commences.

"Investment Fund" or "Fund" means any one of the investment funds described in
Schedule 4.5 which shall serve as means to measure value increases or decreases with respect to a Participant's Deferred Benefit Accounts.

"Iridesse" means Iridesse, Inc., a Delaware corporation, and any successor organization.

"Parent" means Tiffany & Co., a Delaware corporation, and any successor organization.

"Participant" means any Eligible Employee who has met the conditions for participation as set forth in Article II.

"Permitted Retirement Age" means that date on which the Participant has attained age 55, provided that if the Participant is an Independent Director the Permitted Retirement Age for such Participant shall be his age on the date his participation in the Plan commenced.

"Plan" means the Tiffany and Company Executive Deferral Plan as described in this instrument, as amended from time to time.

As Adopted by the Board of Directors July 15, 2009
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"Plan Year" means the period from the November 1, 1989 through December 31, 1989 and thereafter, the twelve (12) consecutive month period beginning on each January 1 and ending on each December 31.

"Pre-2005 Balances" means Deferred Benefit Account balances as of December 31, 2004, including any Investment Fund performance subsequent to December 31, 2004
(i) credited to such Accounts and (ii) attributable to balances as of December 31, 2004.

"Retirement" means any Termination of Service by a Participant after attaining his Permitted Retirement Age, provided that if the Participant is an Independent Director, Retirement shall mean any Termination of Service as a Director after attaining his Permitted Retirement Age.

"Scheduled In-Service Withdrawal Account" means an Education Account or a Fixed Period Benefit Account, provided that, on and after January 1, 2003, all Education Accounts shall be converted to Fixed Period Benefit Accounts.

"Specified Amount" means $130,000, adjusted as provided in Section 416(i)(1)(A) of the Code.

"Specified Employee" means (a) a Participant who is (i) an officer of the Employer by which such Participant is employed and (ii) who has an annual compensation greater than the Specified Amount, (b) a Participant who is a five-percent owner of the Employer by which such Participant is employed, or (c) a Participant who is a one-percent owner of the Employer by which such Participant is employed and having an annual compensation from the Employer of more than $150,000. Status as a Specified Employee shall be determined as of the December 31 most recently preceding Participant's Termination of Service date.

As Adopted by the Board of Directors July 15, 2009

"Termination of Service" means:
(a) with respect to Participant who is not an Independent Director, a termination of services provided by the Participant to the Employer, whether voluntarily or involuntarily, as determined by the Committee in accordance with
Section 409A of the Code and Section 1.409A-1(h) of the Treasury Regulations. In determining whether a Participant who is not an Independent Director has experienced a Termination of Service, the following provisions shall apply:

          (i) Termination of Service shall occur when the Participant has experienced a termination of employment with the Employer. A Participant shall be considered to have experienced a termination of employment for this purpose when the facts and circumstances indicate that the Participant and his or her Employer reasonably anticipate that either (A) no further services will be performed by the Participant for the Employer after the applicable date, or
               (B) that the level of bona fide services the Participant will perform for the Employer after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by the Participant (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to the Employer if the Participant has been providing services to the Employer less than 36 months).
          (ii) If the Participant is on military leave, sick leave, or other bona fide leave of absence, other than a Disability leave, the employment relationship between the Participant and the Employer shall be treated as continuing intact, provided that the period of such leave does not exceed 6 months, or if longer, so long as the Participant retains a right to reemployment with the Employer under an applicable statute or by contract. If the period of a military leave, sick leave, or other bona fide leave of absence exceeds 6 months and the Participant does not retain a right to reemployment under an applicable statute or by contract, the employment relationship shall be considered to be terminated for purposes of this Plan as of the first day

As Adopted by the Board of Directors July 15, 2009
               immediately following 6the end of such 6-month period. In applying the provisions of this paragraph, a leave of absence shall be considered a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Employer.

(b) With respect to a Participant who is an Independent Director, a "Termination of Service" shall occur when such Participant ceases to be a Director, provided that Director and Employer do not anticipate resumption of services as a Director or Employee.
(c) With respect to a Participant who serves simultaneously as a Director and an employee of Employer, a Termination of Service shall occur as described in paragraph (a) above for all contributions prior to such Termination of Service. Should such Participant continue as a Director following a Termination of Service pursuant to section (a) above, and continue executive deferral contributions under the Plan as an Independent Director, a Termination of Service shall occur pursuant to section (b) above for the purposes of such executive deferral contributions.

"Tiffany" means Tiffany and Company, a New York corporation, and any successor organization.

"Retirement Account" means a Deferred Benefit Account established pursuant to
Section 4.1.

"Vested" means that portion of a Participant's Deferred Benefit Accounts to which the Participant has a nonforfeitable right as defined in Section 5.1.

"Treasury Regulations" means the Treasury Regulations promulgated pursuant

As Adopted by the Board of Directors July 15, 2009 to the Code, as amended from time to time. ARTICLE II MEMBERSHIP IN THE PLAN

2.1 Commencement of Participation. Each Eligible Employee who is an Eligible Employee at any time during the Enrollment Period for any Plan Year shall be eligible to become a Participant in the Plan as of the first day of such Plan Year. Notwithstanding the foregoing, but subject to the limitation expressed in Subsection 3.2 F below, each employee or Director who first becomes an Eligible Employee throughout the course of the Plan Year shall be eligible to become a Participant with respect to said Plan Year as of the first day of the month that is at least thirty (30) days after he is designated as an Eligible Employee provided that he shall have made a written election to become a Participant within thirty (30) days of such designation and provided further that such election shall not be effective with respect to Compensation earned for services performed prior to the date of such election.

2.2 Procedure For and Effect of Admission. Each individual who becomes eligible for admission to participate in this Plan shall complete such forms and provide such data as are reasonably required by the Employer as a condition of such admission. By becoming a Participant, each individual shall for all purposes be deemed conclusively to have assented to the provisions of this Plan and all amendments hereto.

2.3 Cessation of Participation. A Participant shall cease to be a Participant when he incurs a Termination of Service. Such persons, and all active Participants on the termination of the Plan, shall be deemed "former active Participants". Notwithstanding the foregoing, a former active Participant will be deemed a Participant, for all purposes of this Plan except with respect to contributions as described in Article III, as long as such former active Participant retains a benefit pursuant to the terms of Article VI.

As Adopted by the Board of Directors July 15, 2009

                                   ARTICLE III
                               PLAN CONTRIBUTIONS

3.1 Executive Deferral Contribution. For each Plan Year, each Eligible Employee may, by timely filing a Deferral Agreement with the Administrator, authorize the Employer to reduce his Base Compensation, his Bonus Compensation, his Directors Compensation or any combination of the foregoing, by fixed percentages, and to have corresponding fixed dollar amounts credited to his Deferred Benefit Accounts in accordance with Section 4.2. Credit to Deferred Benefit Accounts shall be made in equal installments for each pay period in respect of Base Compensation reductions and in a lump sum for each payment in respect of Bonus Compensation and Directors Compensation reductions. Subject to the rules set forth in Section 3.2 below, each Eligible Employee shall file a Deferral Agreement with the Administrator or his appointee during the applicable Enrollment Period for each Plan Year.

3.2      Rules Governing Executive Deferral Contributions.

         A. Throughout any one Plan Year, a Participant may defer all or any portion of his Compensation, except that a Participant may not defer: less than $2,000 in any Plan Year ending on or before December 31, 2002 or less than $1,000 in any other Plan Year (except Plan Years in which the Participant elects not to defer any portion of his Compensation); more than 50% of Base Compensation in any Plan Year; or more than 90% of Bonus Compensation payable in any Plan Year ending after December 31, 2002; or, for a person who becomes an Eligible Employee during the course of a Plan Year, any portion of Base Compensation or Bonus Compensation applicable to services performed prior to the Eligible Employee's date of election in that Plan Year.

         B. The amount of Compensation that a Participant elects to defer shall be credited to the Participant's Deferred Benefit Accounts during each Plan Year on or about

As Adopted by the Board of Directors July 15, 2009
               that date on which the Participant would have, but for his deferral election, have been paid such Compensation.

         C. An election to defer Compensation pursuant to this Plan is irrevocable and shall continue until the earlier of: (i) the Participant's Termination of Service, or (ii) the end of the Plan Year for which the deferral is effective.

         D. In respect of Bonus Compensation, an election to defer must be made no later than six months before the end of the fiscal year with respect to which such Bonus Compensation relates.

         E. Except as expressly provided in subsection D. above, each Eligible Employee shall file a Deferral Agreement with the Administrator during the applicable Enrollment Period for the Plan Year in question.

         F. No person who becomes an Eligible Employee during the course of Employer's Fiscal Year may file a Deferral Agreement with respect to Bonus Compensation for that Fiscal Year except as expressly provided in subsection D. above.

As Adopted by the Board of Directors July 15, 2009

                                   ARTICLE IV
                             PARTICIPANT'S ACCOUNTS

4.1 Establishment of Accounts. The following Deferred Benefit Accounts shall be established with respect to each Participant:

         A. Retirement Account,

         B. Scheduled In-Service Withdrawal Accounts.

         All contributions on behalf of a Participant shall be deposited to the appropriate Deferred Benefit Account, in accordance with Section 4.2.

4.2 Deferred Benefit Allocation. Each Eligible Employee shall submit to the Administrator, before the close of the Enrollment Period for each Plan Year, a written statement specifying the Eligible Employee's allocation of anticipated contributions with respect to his Deferred Benefit Accounts.

4.3      Suballocation Within the Deferred Benefit Accounts.

         A. Retirement Subaccounts. In the event a Participant shall allocate a portion of his anticipated contributions to his Retirement Account, he may, during each applicable Enrollment Period, direct that portion of his anticipated contributions to (i) a lump sum subaccount or to (ii) one of three installment subaccounts.

              Each Participant may only have one such Retirement subaccount.

              Subject to Section 6.1.F below, the lump sum Retirement subaccount will be paid out in a lump sum within ninety (90) days of Retirement, and the installment Retirement subaccount will be paid in five (5), ten (10), fifteen (15) or twenty (20) annual installments, all pursuant to Section 6.1. In the absence



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As Adopted by the Board of Directors July 15, 2009
               of such designation, contributions for that Plan Year will be paid out in a lump sum as aforesaid.

              Participants may, by written election made before December 31, 2006, redirect contributions made before the date of such election to Participant's Retirement Account from the lump sum Retirement subaccount or any of the three installment Retirement subaccounts to the lump sum account or to any of the three installment subaccounts, provided (i) that each Participant shall, at the conclusion of such redirection process, have only one Retirement subaccount; and (ii) that such redirection shall not affect payments the Participant would otherwise receive in calendar year 2005 or 2006.

              On and after August 1, 2009, Participants shall have a one-time option to redirect, by written election, contributions made before the date of such election to Participant's Retirement Account from the lump sum Retirement subaccount or any of the three installment Retirement subaccounts to the lump sum Retirement account or to any of the three installment Retirement subaccounts, provided (i) that each Participant shall, at the conclusion of such redirection process, have only one Retirement subaccount; (ii) that Participant's Retirement shall occur no earlier than one year after Participant's written election for redirection is received by the Plan Administrator; and (iii) Participant elects that distributions under the Retirement Subaccount resulting from the redirection hereunder, whether in a lump sum account or any of the three installment subaccounts, shall commence five years after Participant's Retirement. Should Participant's Retirement occur within one year following the date on which the Plan Administrator receives the written election for redirection under this paragraph, such written election shall be deemed null and void and Participant's prior written election shall apply.

As Adopted by the Board of Directors July 15, 2009

          B. Education Subaccounts. In the event a Participant shall allocate a portion of his anticipated contributions to his Education Account, the Participant may further allocate amongst subaccounts on behalf of Eligible Students. Said allocation shall be made in writing prior to the beginning of the Plan Year on Participant's Deferral Agreement, or such other forms as are required by the Administrator. In the absence of such suballocation, all contributions to the Participant's Education Account shall be equally allocated among the Participant's Education subaccounts. A Participant's election pursuant to Section 4.5 shall apply uniformly to each subaccount. A Participant, in any one Plan Year, may not allocate less than $1,000 (except in Plan Years in which the Participant elects not to defer any portion of his Compensation) to any one Education subaccount.


              Notwithstanding the foregoing, no Education Accounts shall be established effective following the Plan Year ending December 31, 2002, and all Education Accounts in effect as of such date shall be converted to Fixed Period Benefit Accounts or subaccounts by filing a conversion schedule with the Administrator by which benefits payable in respect of each such Education Account and subaccount shall become payable upon a specific Benefit Distribution Date provided, however, that no conversion schedule shall permit amounts accumulated pursuant to the Plan prior to January 1, 2003 to be paid to a Participant or Beneficiary prior to the time such Participant or Beneficiary would have been entitled to such payment under the Plan as it existed prior to the amendments made effective January 1, 2003.

          C. Fixed Period Benefit Subaccounts. In the event a Participant shall allocate a portion of his anticipated contributions to his Fixed Period Benefit Account, the Participant may further allocate amongst subaccounts differentiated by Benefit Distribution Dates. Said allocation shall be made in writing prior to the beginning of the Plan Year on Participant's Deferral Agreement, or such other forms as are required by the Administrator, provided that (i) each Participant shall have a one-time option in respect of each of his Benefit Distribution Dates to change such Benefit Distribution Date to a date at least five years subsequent to such original Benefit Distribution Date

As Adopted by the Board of Directors July 15, 2009
               and (ii) such option is exercised, if at all, at least one year prior to the original Benefit Distribution Date by written notice to the Administrator. In the absence of such suballocation, all contributions to the Participant's Fixed Period Benefit Account shall be equally allocated among Participant's subaccounts. A Participant's election pursuant to Section 4.5 shall apply uniformly to each subaccount. A Participant, in any one Plan Year, may not allocate less than $1,000 (except in Plan Years in which the Participant elects not to defer any portion of his Compensation) to any one Fixed Period subaccount. For elections made prior to November of 2002, a Participant shall not elect a Benefit Distribution Date with respect to the Fixed Period Benefit Account which occurs prior to twenty-four (24) months from the date on which the first contribution to such subaccount is first credited except as provided in Section 4.1 above. For elections made in or after November of 2002, a Participant shall not elect a Benefit Distribution Date with respect to a Scheduled In-Service Withdrawal Account which occurs prior to twenty-four
               (24) months from the last day in the Plan Year in which such election is made.


4.4 Irrevocable Benefit Allocation. Once an Eligible Employee has allocated anticipated contributions under the Plan and the Plan Year has begun, he may not modify, alter, amend or revoke said allocations. Notwithstanding, a Participant may, prior to the commencement of a new Plan Year, elect to modify, alter, amend or revoke his future allocations to his Deferred Benefit Accounts to the extent the Administrator shall provide, effective the first day of such new Plan Year.

4.5 Directed Valuation of Deferred Benefit Accounts. As provided herein, a participant may direct that his Deferred Benefit Accounts be valued, in accordance with Section 4.7, as if the account was invested in one or more of the Investment Funds listed in Schedule 4.5 attached. The Committee may, from time to time, add additional Investment Funds to
         Schedule 4.5. A Participant shall submit to the Plan Administrator in writing his investment selection for evaluation purposes. The Participant may select one or more investment funds in multiples of 1%. A Participant may make a separate selection with respect to each Deferred Benefit Account. Investment Fund elections may be made daily.





                                       17
As Adopted by the Board of Directors July 15, 2009

4.6 Administration of Investments. The investment gain or loss with respect to contributions made to the Deferred Benefit Accounts on behalf of a Participant shall continue to be determined in the manner selected by the Participant, pursuant to Section 4.5, until a new designation is filed with the Plan Administrator. If any Participant fails to file a designation, he shall be deemed to have designated the first Investment Fund listed in Schedule 4.5 attached. A designation filed by a Participant changing his Investment Funds shall apply to future contributions and/or amounts already accumulated in his Deferred Benefit Accounts. A Participant may change his investment selection at any time throughout the course of each Plan Year. Notwithstanding the foregoing sentence, the Administrator retains the discretion to restrict the quantity of investment changes made by a participant in a Plan Year, should that Participant's investment changes indicate market timing or other abuse.

4.7 Valuation of Deferred Benefit Accounts. The Deferred Benefit Accounts of each Participant shall be valued, on any date prior to complete distribution of all benefits due Participant under this Plan, based upon the performance of the Investment Fund(s) selected by the Participant. Such valuation shall reflect the net asset value expressed per share of the designated Investment Fund(s). The fair market value of an Investment Fund shall be determined by the Administrator. It shall represent the fair market value of all securities or other property held for the respective fund, plus cash and accrued earnings, less accrued expenses and proper charges against the fund. Each Deferred Benefit Account shall be valued separately. A valuation summary shall be prepared on each Determination Date.


4.8 Investment Obligation of the Employer. Benefits are payable as they become due irrespective of any actual investments the Employer may make to meet its obligations. Neither the Employer, nor any trustee (in the event the Employer elects to use a grantor trust to accumulate funds) shall be obligated to purchase or maintain any asset, and any reference to investments or Investment Funds is solely for the purpose of computing the value of benefits. To the extent a Participant or any person acquires a right to receive payments from the Employer under this Plan, such right shall be no greater than the right of any unsecured creditor of the Employer.

As Adopted by the Board of Directors July 15, 2009

4.9 Change of Funds. In the event that any of the Investment Funds designated in Schedule 4.5 attached materially changes its investment objectives, adopts a plan of liquidation, ceases to report its net asset values or otherwise ceases to exist, the Employer may amend this Plan by designating new or additional funds for the purposes of Section
         4.7 and each Participant shall redirect the valuation of his or her Deferred Benefit Accounts effective with the date of such amendment.

                                    ARTICLE V
                                     VESTING

5.1 Vesting Schedule. A Participant shall have a fully Vested interest with respect to Executive Deferral Contributions and Investment Fund performance credited to his Deferred Benefit Accounts, in all instances and at all times.

                                   ARTICLE VI
                             BENEFITS/DISTRIBUTIONS

6.1      Termination of Service.

              A. If a Participant incurs a Termination of Service for any reason, the Employer shall pay to the Participant, or to the Participant's Beneficiary if applicable, a benefit equal to the value of Participant's Deferred Benefit Accounts, determined pursuant to Section 4.7 and Section 5.1 on such distribution dates as may be applicable under this Article VI.

              B. Subject to Section 6.1.F below, with the exception of funds allocated to the Participant's Retirement Account, if the Participant incurs a Termination of Service for any reason, the benefit hereunder, including funds allocated to the Participant's Scheduled In-Service Withdrawal Accounts, shall be paid to the Participant or the Participant's beneficiary, as applicable, as a lump sum within ninety (90) days of the date of such Termination of Service, provided that Participant has no discretion or control in determining the Plan Year in which such lump sum amount is paid.


              C.   Subject to Section 6.1.F below, with respect to funds

As Adopted by the Board of Directors July 15, 2009
                    allocated to the Participant's Retirement Account, if the Participant incurs a Termination of Service for any reason other than his Retirement or Disability, the benefit hereunder allocated to such Retirement Account, shall be paid to the Participant or the Participant's beneficiary, as applicable, as a lump sum within ninety (90) days of the date of such Termination of Service.

              D. Subject to Section 6.1.F below, with respect to funds allocated to the Participant's Retirement Account, if the Participant incurs a Termination of Service by reason of his Retirement, the benefit hereunder allocated to such Retirement Account, shall be paid to the Participant or the Participant's beneficiary, as provided in Section 6.2 below.

              E. With respect to funds allocated to the Participant's Retirement Account, if the Participant incurs a Termination of Service by reason of his Disability, the Participant shall remain as a Participant in the Plan but shall be ineligible for further contributions to his Deferred Benefit Accounts as described in Article III. In that circumstance, funds allocated to the Participant's Retirement Account shall be paid to him commencing on his 65th birthday in the form he elected pursuant to Section 4.3A.

               F. Notwithstanding anything stated in this Plan to the contrary, if a Participant who is a Specified Employee incurs a Termination of Service, other than by reason of such Participant's death or Disability, no distribution of, payment from or benefit in lieu of Participant's Deferred Benefit Accounts other than Pre-2005 Balances shall be made until the expiration of a period of six months following such Separation of Service, and any payments otherwise scheduled under this Plan during such six-month period shall be deemed deferred until the earlier of the expiration of such six-month period or such Participant's death. On the expiration of such six month period (or such Participant's death) all such deferred payments shall be promptly made and all other payments shall be made as otherwise scheduled or provided for herein.

As Adopted by the Board of Directors July 15, 2009

6.2      Retirement Account - Form of Payment:

                   A. Subject to Section 6.1F, if the Participant's Termination of Service shall occur as a result of Participant's Retirement or Disability, and the Participant has elected deferrals to a lump sum subaccount under Section 4.3A, the value of such subaccount is to be paid to the Participant within 90 days of (i) the date of his Retirement, (ii) in the case of Participant who has made a written election on and after August 1, 2009 for redirection, pursuant to the fifth paragraph of 4.3A, the fifth anniversary of his Retirement, or (iii) in the case of Disability, his 65th birthday; provided that, in all cases, Participant has no discretion or control in determining the Plan Year in which such lump sum amount is paid. Subject to Section 6.1F, if the Participant's Termination of Service shall occur as a result of Participant's Retirement or Disability, and the Participant has elected deferrals to an installment subaccount under
                   Section 4.3A, the benefit in respect of such subaccount shall be paid by Employer to Participant in five, ten, 15 or 20 annual installments beginning within 90 days of (x) the date of his Retirement, (y) in the case of Participant's written election on and after August 1, 2009 for redirection, pursuant to the fifth paragraph of 4.3A, the fifth anniversary of Participant's Retirement, or (z) in the case of Disability, his 65th birthday; provided that, in all cases, Participant has no discretion or control in determining the Plan Year in which such lump sum amount is paid; and with each subsequent annual installment to be paid on or before February 1 of each subsequent year, determined as follows:

As Adopted by the Board of Directors July 15, 2009

Five Annual Installments
Benefit Year                                                               Percentage of Installment
                                                                           Retirement Account
1 (Year of Retirement/5th anniversary of Retirement/65th birthday)               20%
2                                                                                25%
3                                                                                33%
4                                                                                50%
5                                                                                100%

Ten Annual Installments
Benefit Year                                        Percentage of Installment Retirement Account
1 (Year of Retirement/5th anniversary of Retirement/65th birthday)     10%
2                                                                      11%
3                                                                      13%
4                                                                      14%
5                                                                      17%
6                                                                      20%
7                                                                      25%
8                                                                      33%
9                                                                      50%
10                                                                     100%

Fifteen Annual Installments

Benefit Year                                        Percentage of Installment Retirement Account
1 (Year of Retirement /5th anniversary of Retirement/65th birthday)            7%
2                                                                              7%
3                                                                              8%
4                                                                              8%
5                                                                              9%
6                                                                              10%
7                                                                              11%
8                                                                              12%
9                                                                              12%
10                                                                             17%
11                                                                             20%
12                                                                             25%
13                                                                             33%
14                                                                             50%
15                                                                             100%


As Adopted by the Board of Directors July 15, 2009

Twenty Annual Installments
Benefit Year                        Percentage of Installment Retirement Account
1 (Year of Retirement/5th anniversary of Retirement/65th birthday)     5%
2                                                                      5%
3                                                                      6%
4                                                                      6%
5                                                                      6%
6                                                                      7%
7                                                                      7%
8                                                                      8%
9                                                                      8%
10                                                                     9%
11                                                                     10%
12                                                                     11%
13                                                                     13%
14                                                                     14%
15                                                                     17%
16                                                                     20%
17                                                                     25%
18                                                                     33%
19                                                                     50%
20                                                                     100%


                  In the event a Participant receiving such installments dies before all installments are paid, Beneficiary shall receive the balance remaining in such subaccount in a lump sum.

         B. Subject to Section 6.1.F, notwithstanding any provision to the contrary, if at the time benefits are to commence, the Participant's Retirement Account has a value less than $10,000, the Participant's benefit hereunder shall be paid to the Participant as a lump sum within ninety (90) days of Participant's Termination of Service, provided that Participant has no discretion or control in determining the Plan Year in which such lump sum amount is paid.

As Adopted by the Board of Directors July 15, 2009

6.3      Education Account.

         A. If a Participant does not incur a Termination of Service prior to January 1 of the calendar year in which an Eligible Student of the Participant attains a Determination Age, the Employer shall pay to the Participant a benefit, as soon as administratively possible, determined as follows:

                    Eligible Student's               Percentage of Eligible
                    Determination Age                Student's Subaccount

                           18                                          25%
                           19                                          33%
                           20                                          50%
                           21                                          100%

         B. Subject to Section 6.1F if a Participant should incur a Termination of Service for any reason while having a balance in his Education Account, the Vested portion of the balance shall be distributed to the Participant, or Beneficiary if applicable, in accordance with Section 6.1.

         C. Notwithstanding any provision to the contrary, if, on the January 1 of the calendar year in which an Eligible Student of Participant attains age 18, the Eligible Student's subaccount has a balance of less than $20,000, then said balance shall be paid to the Participant as soon as administratively possible.

 6.4     Fixed Period Benefit Account.

         A. If a Participant does not incur a Termination of Service prior to a designated Benefit Distribution Date, the Employer shall pay to the Participant a benefit equal to the balance of the Participant's subaccount which has been earmarked with respect to said Benefit Distribution Date, provided, however, that each Participant shall have a one-time option in respect of each such Benefit Distribution Date, to postpone the Benefit Distribution Date for no less than five years, such option to be exercised, if at all, by written notice give to the Administrator no less than one year earlier than such original Benefit Distribution Date.

As Adopted by the Board of Directors July 15, 2009

          B. Subject to Section 6.1.F, if a Participant should incur a Termination of Service for any reason while having a balance in his Fixed Period Benefit Account, the balance shall be distributed to the Participant, or Beneficiary, if applicable, in accordance with Section 6.1


















                                       26
As Adopted by the Board of Directors July 15, 2009

6.5      Unforeseeable Emergency Distribution.

          A. In the event of an unforeseen emergency, a Participant may apply in writing to the Committee for withdrawal against his Deferred Benefit Accounts. The withdrawal shall only be allowed at the discretion of the Committee and for purposes which constitute an "unforeseeable emergency" as defined in Section 409A(a)(2)(B)(ii)(I) of the Code and regulations promulgated thereunder. For the purpose of withdrawals, the value of all Deferred Benefit Accounts shall be determined on the
               Determination Date next following the date as of which the application is approved by the Committee and shall be paid as soon as practical thereafter. The Committee shall approve such application only to relieve an unforeseeable emergency and shall make no distribution in excess of the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated by the Participant as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). In making a determination whether to approve any such application, the Committee may require the Participant to submit such proof as to the existence of such unforeseeable emergency as the Committee shall deem necessary and shall consider all relevant facts and circumstances presented by the Participant. All determinations under this Section shall be based upon uniform and nondiscriminatory rules and standards applicable to all Participants similarly situated and shall be final, conclusive and binding on all interested parties.

As Adopted by the Board of Directors July 15, 2009

         B.   To the extent a withdrawal shall be permitted pursuant to this
              Section 6.5, the Participant's Deferred Benefit Accounts shall be correspondingly reduced in the following order:

                   1.      The Fixed Period Benefit Account,

                   2.      The Education Account,

                   3.   The Retirement Account.

6.6 Tax Withholding. To the extent required by the law in effect at the time benefits are distributed pursuant to this Article VI, the Employer or its agents shall withhold any taxes required by the federal or any state or local government from payments made hereunder.

As Adopted by the Board of Directors July 15, 2009

..

                                   ARTICLE VII
                                 ADMINISTRATION

7.1 Appointment of Administrator. Tiffany shall appoint, on behalf of all Participants, an Administrator. The Administrator may be removed by Tiffany at any time and he may resign at any time by submitting his resignation in writing to Tiffany. A new Administrator shall be appointed as soon as possible in the event that the Administrator is removed or resigns from his position. Any person so appointed shall signify his acceptance by filing a written acceptance with Tiffany.

7.2 Administrator's Responsibilities. The Administrator is responsible for the day to day administration of the Plan. He may appoint other persons or entities to perform any of his fiduciary functions. Such appointment shall be made and accepted by the appointee in writing and shall be effective upon the written approval of Tiffany. The Administrator and any such appointee may employ advisors and other persons necessary or convenient to help him carry out his duties including his fiduciary duties. The Administrator shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.

7.3 Records and Accounts. The Administrator shall maintain or shall cause to be maintained accurate and detailed records and accounts of Participants and of their rights under the Plan and of all investments, receipts, disbursements and other transactions. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by the Employer and by persons designated thereby.

7.4 Administrator's Specific Powers and Duties. In addition to any powers, rights and duties set forth elsewhere in the Plan, the Administrator shall have the following discretionary powers and duties:

As Adopted by the Board of Directors July 15, 2009

         A. To adopt such rules and regulations consistent with the provisions of the Plan;

         B. To enforce the Plan in accordance with its terms and any rules and regulations he establishes;

         C. To maintain records concerning the Plan sufficient to prepare reports, returns and other information required by the Plan or by law;

         D. To construe and interpret the Plan and to resolve all questions arising under the Plan;

         E. To direct the Employer to pay benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan;

         F. To be responsible for the preparation, filing and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

7.5 Employer's Responsibility to Administrator. The Employer shall furnish the Administrator such data and information as he may require. The records of the Employer shall be determinative of each Participant's period of employment, termination of employment and the reason therefor, leave of absence, reemployment, years of service, personal data, and compensation reductions. Participants and their Beneficiaries shall furnish to the Administrator such evidence, data, or information, and execute such documents as the Administrator requests.

7.6 Liability. Neither the Administrator nor the Employer shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his own fraud or willful misconduct; nor shall the Employer be liable to any person for such action unless attributable to fraud or willful misconduct on the part of the director, officer or employee of the Employer.

As Adopted by the Board of Directors July 15, 2009

7.7 Procedure to Claim Benefits. Each Participant or Beneficiary must claim any benefit to which he is entitled under this Plan by a written notification to the Administrator. If a claim is denied, it must be denied within a reasonable period of time, and be contained in a written notice stating the following:

         A.   The specific reason for the denial,

         B. Specific reference to the Plan Provision on which the denial is based,

         C. Description of additional information necessary for the claimant to present his claim, if any, and an explanation of why such material is necessary, and

         D.   An explanation of the Plan's claim procedure.

         The claimant will have sixty (60) days to request a review of the denial by the Administrator, who will provide a full and fair review. The request for review must be written and submitted to the same person who handles initial claims. The claimant may review pertinent documents, and he may submit issues and comments in writing. The decision by the Administrator with respect to the review must be given within sixty (60) days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond one hundred twenty (120) days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to specific Plan provisions as to its effect.

As Adopted by the Board of Directors July 15, 2009

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

8.1 Plan Amendment. The Plan may be amended in whole or in part by Tiffany and Parent at any time; provided that no such amendment shall reduce any Participant's Vested Deferred Benefits. Notice of any such amendment shall be given in writing to each Participant and each Beneficiary of a deceased Participant.

8.2 No Premature Distribution. No amendment hereto shall permit amounts accumulated pursuant to the Plan prior to the amendment to be paid to a Participant or Beneficiary prior to the time he would otherwise be entitled thereto.

8.3 Termination of the Plan. Tiffany reserves the right to terminate the Plan and/or the Deferral Agreements pertaining to Participants at any time in the event that Tiffany, in its sole discretion, shall determine that the economics of the Plan have been adversely and materially affected by a change in the tax laws, other governmental action or other event beyond the control of the Participant and Tiffany or that the termination of the Plan is otherwise in the best interest of the Tiffany.

8.4      Effect of Termination. In the event of Plan termination pursuant to
         Section 8.3, the Employer shall pay a benefit to the Participant or the Beneficiary of any deceased Participant as otherwise required under the Plan provided that the Employer retains the discretion, in the event of a Plan termination meeting the requirements of Section 1.409A-3
         (j)(4)(ix) of the Treasury Regulations, to pay a lump-sum benefit in accordance with such Treasury Regulation to each Participant or the Beneficiary of any deceased Participant, in lieu of other benefits under this Plan, equal to the full value of Participant's Deferred Benefit Accounts determined pursuant to Section 4.7.

8.5 Adverse Determination. Notwithstanding anything stated to the contrary in this Plan, if at any time, as a result of a Final Determination, a tax is payable by a Participant in respect of any benefit under this Plan prior to payment under the terms of this Plan of such benefit, then Employer shall pay to the Participant who is required to pay such tax the amount of such tax and such Participant's Deferred Benefits shall be reduced by the amount of such tax. Employer reserves the right, in its sole discretion, to allocate the amount of such tax among the various Deferred Benefit Accounts of any Participant who is required to pay such tax. For the purposes of this Section 8.5 the term "Final Determination" means (i) an assessment of tax by the United

As Adopted by the Board of Directors July 15, 2009

         States Internal Revenue Service addressed to the Participant or his Beneficiary which is not timely appealed to the courts; (ii) a final determination by the United States Tax Court or any other Federal Court, the time for an appeal thereof having expired or been waived; or
         (iii) an opinion by Employer's counsel, addressed to Employer and in form and substance satisfactory to Employer, to the effect that amounts payable under the Plan are subject to Federal income tax to the Participant or his Beneficiary prior to payment under the terms of the Plan. No Final Determination shall be deemed to have occurred until the Employer has actually received a copy of the assessment, court order or opinion which forms the basis thereof and such other documents as it may reasonably request.

As Adopted by the Board of Directors July 15, 2009

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1 Supplemental Benefits. The benefits provided for the Participants under this Plan are in addition to benefits provided by any other plan or program of the Employer and, except as otherwise expressly provided for herein, the benefits of this Plan shall supplement and shall not supersede any plan or agreement between the Employer and any Participant.

9.2 Governing Law. The Plan shall be governed and construed under the laws of the State of New York as in effect at the time of its adoption.

9.3 Jurisdiction. The courts of the State of New York shall have exclusive jurisdiction in any or all actions arising under this Plan.

9.4 Binding Terms. The terms of this Plan shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators and successors.

9.5 Spendthrift Provision. The interest of any Participant or any beneficiary receiving payments hereunder shall not be subject to anticipation, nor to voluntary or involuntary alienation until distribution is actually made.

9.6 No Assignment Permitted. No Participant, Beneficiary or heir shall have any right to commute, sell, transfer, assign or otherwise convey the right to receive any payment under the terms of this Plan. Any such attempted assignment shall be considered null and void.


9.7 Construction. All headings preceding the text of the several Articles hereof are inserted solely for reference and shall not constitute a part of this Plan, nor affect its meaning, construction or effect. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, and the singular shall mean the plural.

As Adopted by the Board of Directors July 15, 2009

9.8 No Employment Agreement. Nothing in this Plan or in any Deferral Agreement entered into under this Plan shall confer on any Participant the right to continued employment with any Employer and, except as expressly set forth in a written agreement entered into with the express authorization of the Board of Directors of Employer, both the Participant and the Employer shall be free to terminate Participant's employment for any cause or without cause.

9.9 2005 and Subsequent Amendments. None of the amendments made to this Plan in 2005 or after shall be read to invalidate any election made on or prior to December 31, 2004 that would have been permissible under the terms of the Plan as it existed on December 31, 2004 and such elections shall be deemed to remain in effect unless changed as expressly provided for hereunder.



         [the balance of this page has been left intentionally blank -
                           signature page to follow]























                                       35
As Adopted by the Board of Directors July 15, 2009

                                        Tiffany and Company
                                        ("Tiffany")

                                        By: /s/ Patrick B. Dorsey
                                            ______________________
                                        Name: Patrick B. Dorsey
                                        Title: Senior Vice President - Secretary
Attest: /s/ Robyn M. Wapner
        ____________________
        Name: Robyn M. Wapner
        Title: Assistant Secretary

                                        Tiffany & Co.
                                        ("Parent")


                                        By: /s/ Michael J. Kowalski
                                            _______________________
                                        Name: Michael J. Kowalski
                                        Title: Chief Executive Officer


Attest: /s/ Robyn M. Wapner
        ___________________________
        Name: Robyn M. Wapner
        Title: Assistant Secretary

As Adopted by the Board of Directors July 15, 2009

Schedule 4.5 to Tiffany and Company Executive Deferral Plan


Effective January 1, 2003

1.  Gartmore GVIT Money Market Fund - Money Market
2.  Federated Quality Bond Fund - Bond
3.  Fidelity Equity Income Fund - Large Cap Value
4.  Fidelity VIP II Contra Fund - Large Cap Blend
5.  Janus Aspen Capital Appreciation Fund - Large Cap Growth
6.  Dreyfus Stock Index Fund - S&P Index
7.  Gartmore Small Cap Value Fund - Small Cap Value
8.  Neuberger Berman Mid Cap Growth Fund - Mid Cap Growth
9.  Janus Aspen International Growth Fund - International Developed Market
10. Gartmore GVIT Small Cap Growth Fund - Small Cap Growth
11. Goldman Sachs VIT Mid Cap Value Fund - Mid Cap Value
12. Oppenheimer Global Securities Fund - Global Equity


















                                       37

As Adopted by the Board of Directors July 15, 2009